UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2010

ENCORE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-33598	76-0655696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nine Greenway Plaza, Suite 1000

Houston, Texas 77046

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (713) 787-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 17, 2010, the Audit Committee of the Board of Directors of Encore Bancshares, Inc. (the “Company”) dismissed Grant Thornton LLP (“Grant”) as the Company’s independent registered public accounting firm.

The reports of Grant on the consolidated financial statements of the Company for the years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2009 and 2008 and from January 1, 2010 through March 16, 2010, (i) there were no disagreements with Grant on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to Grant’s satisfaction, would have caused Grant to make reference to the subject matter of such disagreements in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) there were no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Grant with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested Grant to furnish the Company with a letter addressed to the SEC stating whether or not Grant agrees with the above statements. A copy of Grant’s letter dated March 19, 2010 is attached hereto as Exhibit 16.1 to this Form 8-K.

Based on the Audit Committee’s approval, on March 17, 2010, the Company selected Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. During the Company’s two most recent fiscal years ended December 31, 2009 and 2008 and from January 1, 2010 through March 16, 2010, neither the Company nor anyone on its behalf consulted Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
16.1	Letter from Grant Thornton LLP, dated March 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE BANCSHARES, INC. (Registrant)

Dated: March 22, 2010	By:	/S/ JAMES S. D’AGOSTINO, JR.
James S. D’Agostino, Jr. Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
16.1	Letter from Grant Thornton LLP, dated March 19, 2010.